EXHIBIT 10.40
                                                                   -------------
SportsLine.com
  MARKETING
   [LOGO]
                                INSERTION ORDER
                               CBS.SportsLine.com
                          2200 West Cypress Creek Road
                           Fort Lauderdale, FL 33309

Company Name:            Heartsoft.com, Inc.                SportsLine.com contact:  Alan Rasmussen
Street Address:          3101 North Hemlock Circle          Phone:                   351.2120 ext. 7517
City:                    Broken Arrow                       Fax:                     954.489.4199
State:                   Oklahoma                           e-mail:                  alanr@sportsline.com
Zip Code:                74012

Contact Name:            Sharon Wilkerson
Contact Phone:           800.285.3475
Contact Fax:             800.285.4018
Contact e-mail:          Sharonwilkerson@heartsoft.com

SportsLine.com, Inc. will provide Heartsoft.com with the SportsLine.com logo. The logo will use the following CGI to allow SportsLine.com to monitor the traffic generated from the logo placement.

http://cbs.sportsline.com/links/1/20/1/logo_linktokidzonehrtsft.cgi

This URL will link to the KidZone.com site within the SportsLine Network. Upon mutual agreement of both parties, this destination URL can change to any site within the SportsLine.com network. The CBS.SportsLine.com logo to be used is as follows:

[LOGO] CBS SportsLine.com(tm)           [LOGO] CBS SportsLine.com(tm)
click here for sports(tm)               KID'S ZONE\

Heartsoft.com, Inc. will place the CBS.SportsLine.com logo on the main page of its software product, Internet Safari.

Heartsoft.com, Inc. agrees to abide by the terms and conditions listed on page 2 of this document.

SportsLine.com must be provided with a layout of the page in which the logo will be located. SportsLine.com must be notified of any changes that take place to the visual layout of the page on which the logo is present.

SportsLine.com reserves the right to revoke the priveleges associated with the use of its logo at any time.

/ s /  Nita Seng                              / s /   Larry Kruguer
-----------------------------------           ----------------------------------
HEARTSOFT SIGNATURE                           SPORTSLINE.COM SIGNATURE

Vice President, Sales and Marketing           Vice President, Marketing
-----------------------------------           ----------------------------------
TITLE                                         TITLE
November 21, 2000                             January 10, 2001
-----------------------------------           ----------------------------------
DATE                                          DATE

                        LOGO LICENSE TERMS AND CONDITIONS

The terms and conditions set forth herein ("LOGO LICENSE TERMS AND CONDITIONS") are hereby incorporated into the Insertion Order executed between Heartsoft.com, Inc. ("COMPANY") and SportsLine.com, Inc. ("SPLN") on 11/20/01 (the "IO"). As used herein, "AGREEMENT" means collectively the IO and these Logo License Terms and Conditions.

1. DEFINITIONS. As used herein, "SPLN LOGOS" means the, trademarks or logos identified in the IO and provided by SPLN to Company hereunder. As used herein, "COMPANY SERVICE" means Company's Web site or online service identified in the IO.

2. SPLN LOGOS LICENSE. SPLN hereby grants to Company, during the term of this Agreement, a royalty-free, non-exclusive, non-transferable, worldwide license to use SPLN Logos in connection with Company's performance of its obligations hereunder, provided that such use is in accordance with the then current SPLN Logo usage guidelines and the terms and conditions of this Agreement.

3. COMPANY REPRESENTATIONS AND WARRANTIES. Company represents and warrants that:
   (i) Company has the full and unrestricted right to enter into this Agreement;
   (ii) Company shall comply with all applicable laws, rules, regulations or other governmental regulations in the performance of its obligations hereunder; (iii) the Company Service shall comply with the SPLN Content Guidelines; (iv) the Company Service does not and will not, (a) violate or infringe the civil, contract or property rights, copyrights, trademark rights, rights of privacy or publicity, or other rights of any person or entity, (b) constitute false or misleading indications of origin; (c) slander, libel or defame any person or entity; (d) cause injury of any kind to any person or entity; or (e) violate any applicable laws, rules, regulations or other governmental regulations.

4. COMPANY INDEMNITY OF SPLN. Company hereby agrees to defend, indemnify and hold harmless SPLN, its subsidiaries and affiliates, its directors, officers, and employees, and defend any action brought against same with respect to any and all costs, claims, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including attorneys' fees), arising out of or in connection with the: (i) the performance of Company's obligations hereunder; and/or (ii) the Company Service, including, without limitation, any claim which if true, would constitute a breach of any of Company's representations, warranties, or covenants hereunder. Notwithstanding SPLN's foregoing rights in this Section 4, SPLN reserves for itself, at its own option, the exclusive right to settle, compromise and pay any and all claims, demands, proceedings, suits, actions or causes of actions which are brought against SPLN herein under the terms and provisions of this Section 4 and Company shall in no event settle any such action without SPLN's prior written consent.

5. LIMITATION OF LIABILITY. EXCLUDING COMPANY'S INDEMNITY OBLIGATIONS SET FORTH IN SECTION 4 HEREIN, NEITHER PARTY HERETO WILL BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOST OPPORTUNITIES, INDIRECT, INCIDENTAL CONSEQUENTIAL EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES.

6. DISCLAIMER OF WARRANTIES. THE SPLN SERVICES PROVIDED HEREUNDER ARE PROVIDED "AS IS." TO THE FULLEST EXTENT PERMISSIBLE BY LAW, SPLN AND ITS SUBSIDIARIES AND AFFILIATES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER FOR THE SPLN SERVICES PROVIDED HEREUNDER AND SPECIFICALLY DISCLAIM ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION,

   NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. INSURANCE. Company shall provide and maintain, at its own expense, general commercial liability insurance, including product liability, advertising injury coverage and multimedia professional liability coverage, with limits of not less than One Million Dollars ($1,000,000.00) underwritten by companies rated A or better by A.M. Best, Aa or better by Moody's or AA or better by Standard & Poors. A certificate of insurance evidencing such coverage shall be furnished to SPLN within ten (10) calendar days following SPLN's request.

8. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, understandings or agreements that are not fully expressed in this Agreement. Company shall not assign its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, whether by assignment, merger, transfer of assets, sale of stock, operation of law or otherwise, and any attempt to do so shall be null and void. The parties to this Agreement are independent contractors, and this Agreement shall not be construed to create a partnership, joint venture, employment or principal agent relationship between the parties. Each party shall be solely responsible to compensate any employees, agents or representatives employed or engaged by it to perform duties under this Agreement and for all taxes, imposts, duties and all charges of any governmental authority arising from its activities under this Agreement. Neither SPLN nor Company, nor any person or entity employed by either SPLN nor Company is authorized to make any warranty concerning the other party or incur or assume any obligation or liability for the other party. No amendment to this Agreement shall be valid unless such amendment is in writing and is signed by the party against whom enforcement is sought. Any of the terms and conditions of this Agreement may be waived at any time in writing by the party entitled to the benefit thereof, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance. A failure to enforce any provision of this Agreement shall not operate as a waiver of the provision or of any other provision hereof. If any provision of this Agreement is determined to be invalid under any applicable statue or rule of law, it is to that extent to be deemed omitted, and the balance of the Agreement shall remain enforceable. SPLN may terminate this Agreement (including the IO) with fifteen (15) days prior written notice to Company. This Agreement shall be governed and interpreted in all respects in accordance with the laws of the State of Florida. Sections 1, 4 through 6 and 8 of these Logo License Terms and Conditions shall survive the expiration or earlier termination of the IO.